Walmart Contacts:
Walmart Media Relations: 1-800-331-0085
http://news.walmart.com/reporter
Investor / Analyst: Carol Schumacher, 479-277-1498

Euronet Contact:
Stephanie Taylor, 913-327-4200

MEDIA ADVISORY FOR JOURNALISTS, ANALYSTS AND INVESTORS

Walmart and Euronet to Announce New Service

What:	Walmart (NYSE: WMT) and Euronet (NASDAQ: EEFT), will hold a conference call for media, analysts and investors to announce a new service.

Following remarks from Walmart and Euronet executives, media are invited to participate in a question and answer session. Analysts and investors can join the call in listen-only mode.

When:     Thursday, April 17, 2014
8:30 AM (Eastern Time) / 7:30 AM (Central Time)
Dial In Number: 866-952-1907
Conference ID: WALMART

Who:	Daniel Eckert, senior vice president of services for Walmart U.S.
Juan Bianchi, chief executive officer of Ria Money Transfer

Why:	Walmart and Euronet are committed to providing innovative solutions to help customers reduce costs and better manage their money.

###